UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): DECEMBER 2, 2005


                             CATCHER HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                  000-50299                 62-0201385
(State or Other Jurisdiction of     (Commission             (I.R.S. Employer
        Incorporation)              File Number)          Identification Number)

                             39526 CHARLESTOWNE PIKE
                            HAMILTON, VIRGINIA 20158
          (Address of Principal Executive Offices, including zip code)

                                 (540) 882-3087
              (Registrant's telephone number, including area code)

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Effective December 2, 2005, our Audit Committee dismissed Vitale, Caturano & Company, Ltd. ("Vitale"), which had previously served as our independent registered public accounting firm, and engaged Stonefield Josephson, Inc. ("Stonefield") as our new independent registered public accounting firm. The decision to change accounting firms was recommended and approved by our Audit Committee. The reason for the change of accounting firms was so that our accounting firm would be located in closer proximity to our financial offices in San Diego, California.

The reports of Vitale on our financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not modified as to uncertainty, audit scope or accounting principle.

There were no disagreements with Vitale on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Vitale, would have caused Vitale to make reference thereto in their report on our financial statements.

During the two most recent fiscal years and through December 2, 2005, we did not consult with Stonefield on any matter that: (i) involved the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on our financial statements, in either case where written or oral advice was provided that was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv)(A) of Regulation S-B and the related instructions to Item 304 of Regulation S-B, or a reportable event under Item 304(a)(1)(iv)(B) of Regulation S-B.

We furnished to Vitale and Stonefield the statements made in this Item 4.01. Attached as Exhibit 16.1 to this Form 8-K is a letter, dated as of December 7, 2005, from Vitale to the Securities and Exchange Commission regarding these statements.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

    16.1 Letter, dated as of December 7, 2005, from Vitale, Caturano & Company, Ltd. to the Securities and Exchange Commission.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            CATCHER HOLDINGS, INC.


December 7, 2005            By:              /s/ Charles Sander
                                -----------------------------------------------
                                               Charles Sander
                                    President and Chief Executive Officer